EXHIBIT 21.1



                            ALLIANCE FUNDING COMPANY
                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement as of June 1, 1998
          Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for October 26, 1998, the Remittance Date.

                       Due period ended: October 1, 1998
-----------------------------------------------------------------------------------------------
  1 Total Actual Principal Collections                                             2,525,841.15
  2 Total Actual Interest Collections                                              2,178,326.39
  3 Less Service Fees Service Fees Previously Remitted                               133,031.31
  4 Additional Proceeds                                                                    0.00
  5     Total Collections:                                                         4,571,136.23
                                                                                   ------------

  6 Pre-Funding Account Transfer                                                           0.00
  7 Interest Coverage Account Transfer                                                 7,065.10
                                                                                   ------------
  8     Aggregate Amount Received:                                                 4,578,201.33

    Monthly Advances

  9 Interest Advance                                                                 134,349.80
 10 Compensating Interest                                                              8,086.48
 11 Amounts Held for Future Distributions                                                  0.00
 12 Cross Collateral Deposit                                                               0.00
 13 Reserve Withdrawal per Sec. 6.14c                                                      0.00
 14     Available Remittance Amount:                                               4,720,637.61
 15 Service Fees                                                                           0.00
 16 Expense Account Deposit:                                                           6,364.74
                                                                                   ------------
 17     Adjusted Remittance Amount:                                                4,714,272.87

    Remaining Amount Available:

 18          Adjusted Remittance Amount                                            4,714,272.87
 19          Insured Payments                                                              0.00
 20          Monthly Premium @ 12 bp
                due Certificate Insurer                                               25,458.94
 21          Cross Collateral Withdrawal                                                   0.00
 22          Class Remittance Amounts                                              4,688,813.93
 23          Non-Recoverable Advances not
                Previously Reimbursed                                                      0.00
                                                                                   ------------
    Total Remaining Amount Available:                                                      0.00
                                                                                   ============
    Amount of Reimbursements Pursuant to Sec. 5.04
 24     Servicing Fee                                                                      0.00
 25     Monthly Advances and Servicer Advances                                             0.00
 26     Other Mortgage Payments                                                            0.00
 27     Interest Earned on P&I Deposits                                                    0.00
 28     Additional Servicing Compensation                                                  0.00

------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement as of June 1, 1998
          Superiod Bank -- FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for October 26, 1998, the Remittance Date.

                       Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total            Class 1A            Class R
                                                                                     -----            --------            -------
 29 Loans Outstanding - BOM                                                                4044
 30 Original Loan Balance                                                        262,724,750.70    262,724,750.70
 31 Pre-Funding Account Balance                                                            0.00              0.00
 32 Initial Overcollateralization                                                  5,609,487.06      5,609,487.06
 33 Realized Losses, LTD                                                                   0.00              0.00
 34 Carryforward Amount                                                                    0.00              0.00
 35 Aggregate Unpaid Principal Balance of Delinquent                                                         0.00
      Loans Repurchased per Sec. 5.11                                                      0.00              0.00
                                                                                 --------------    --------------
 36 Total Class Principal Balance                                                257,115,263.64    257,115,263.64
 37     Pool Factor per Loan Balance                                                 98.7687033%       98.7687033%
 38     Pool Factor per Class Balance                                                96.6598735%       96.6598735%
 39 Excess Spread                                                                          0.00                             0.00
 40 Cross Collateral Withdrawal                                                            0.00                             0.00
 41 Cross Collateral Deposit                                                               0.00              0.00
 42 Additional Principal due Class A                                                 880,208.66        880,208.66
 43 Interest Remittance @ Pass-Through Rates                                       1,282,764.12      1,282,764.12

    Principal Additions:
 44          Number of loans                                                                  0                 0
 45          Transfers from Pre-Funding Account                                            0.00              0.00

    Principal Redemptions:
 46          Class 1A-5 Lockout Remittance                                                 0.00
 47          Prepayments - Number                                                            29                29
 48          Prepayments - Dollar                                                  2,218,340.92      2,218,340.92
 49          Delinquent Loans Repurchased - Number                                            0              0.00
 50          Delinquent Loans Repurchased - Dollar                                         0.00              0.00
 51          Net Liquidation Proceeds                                                      0.00              0.00
 52          Curtailments                                                             45,220.82         45,220.82
 53          Normal and Excess Payments                                              262,279.41        262,279.41
 54          Pre-Funding Account Transfer                                                  0.00              0.00
                                                                                 --------------    --------------
 55 Total Principal Remittance                                                     2,525,841.15      2,525,841.15
 56 Additional Principal Reduction                                                   880,208.66        880,208.66
                                                                                 --------------    --------------
 57 Total Remittance                                                               4,688,813.93      4,688,813.93             0.00
                                                                                 ==============    ==============
 58 Current Month Realized Loss - Number                                                      0                                  0
 59 Current Month Realized Loss - Dollar                                                   0.00                               0.00

    Class Principal Balance - EOM

 60 Loans Outstanding - EOM                                                                 4015
 61 Closing Loan Balance                                                          260,198,909.55    260,198,909.55
 62 Pre-Funding Account Balance                                                             0.00              0.00
 63 Additional Principal Reduction, LTD                                             6,489,695.72      6,489,695.72
 64 Realized losses, LTD                                                                    0.00              0.00
 65 Aggregate Unpaid Principal Balance of Delinquent
 66    Loans Repurchased per Sec. 5.11                                                      0.00              0.00
                                                                                  --------------    --------------
 67 Total Class Principal Balance                                                 253,709,213.83    253,709,213.83
 68      Pool Factor per Loan Balance                                                 97.8191389%       97.8191389%
 69      Pool Factor per Class Balance                                                95.3794037%       95.3794037%

------------------------------------------------------------------------------------------------------------------------------------
                                  Page 2 of 4


                            ALLIANCE FUNDING COMPANY
                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement as of June 1, 1998
          Superiod Bank -- FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for October 26, 1998, the Remittance Date.

                      Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Total              Class A-1
                                                                                 -----              ---------
 70 Weighted Note Rate - THIS Remittance                                       10.67797 %
 71 Weighted Note Rate - NEXT Remittance                                       10.67563 %

 72 Related Remittance Period for Libor Rate                                    25-Sep-98                thru          25-Oct-98
 73 Days in Related Period                                                       31

 74 Pass-Through Rates                                                                               5.79375%

 75 Weighted Average Remaining Term                                              234.33

 76 Original Pool - Principal Balance                                            168,503,688.56    168,503,688.56
 77 Original Pool - Pre-Funding Account                                          100,454,855.42    100,454,855.42
 78 Original Pool - Additional Principal Reduction                                 2,958,543.98      2,958,543.98
                                                                                 --------------    --------------
 79 Original Pool Total                                                          266,000,000.00    266,000,000.00
 80 Original Pool - Number of Loans                                              2573
------------------------------------------------------------------------------------------------------------------------------------

   CLASS A OVERCOLLATERALIZATION RECONCILIATION
   --------------------------------------------
                                                                                   Beg.of Month      Current Month   End of Month
                                                                                   ------------      -------------   ------------
 81 Additional Principal Reduction, LTD                                            5,609,487.06        880,208.66    6,489,695.72
 82 Cross Collateral Deposits                                                              0.00              0.00            0.00
 83 Less:  Realized Losses, LTD                                                            0.00              0.00            0.00
                                                                                 --------------    --------------  --------------
 84 Overcollateralization of Principal                                             5,609,487.06        880,208.66    6,489,695.72
                                                                                 ==============    ==============  ==============

 85 Base Overcollateralization Required                                                                             16,675,429.73
 86 Required Overcollateralization Amount                                                                           16,675,429.73

    CURRENT MONTH SUBORDINATED AMOUNT                                              Beg.of Month      Current Month   End of Month
    ---------------------------------                                              ------------      -------------   ------------
 87 Original Subordinated Amount                                                  32,812,942.37        N/A          32,812,942.37
 88 Less: Cumulative Realized Losses                                                       0.00              0.00            0.00
 89 Plus: Cumulative Additional Proceeds                                                   0.00              0.00            0.00
                                                                                 --------------    --------------  --------------
 90 Current Subordinated Amount                                                   32,812,942.37                     32,812,942.37
                                                                                 ==============    ==============  ==============

   NONRECOVERABLE ADVANCE RECONCILIATION
   -------------------------------------
 91 Beginning of Month                                                                                       0.00
 92 Current Month Unpaid Nonrecoverable Advance                                                              0.00
 93 Less: Current Month Reimbursement                                                                        0.00
                                                                                                   --------------
 94 End of Month                                                                                             0.00

------------------------------------------------------------------------------------------------------------------------------------
                                  Page 3 of 4


                            ALLIANCE FUNDING COMPANY
                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                              Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement as of June 1, 1998
          Superiod Bank -- FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for October 26, 1998, the Remittance Date.

                     Due period ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Class
                                                                                     Total               A1
                                                                                     -----             -----
 95 Total Class Principal - Original Pool                                       $266,000,000.00   $266,000,000.00
 96 Interest Remittance Amount                                                     1,282,764.12      1,282,764.12
 97 Interest Rate Factor / 1000                                                        4.822422          4.822422

 98 Total Principal Collections                                                    2,525,841.15      2,525,841.15
 99 Prefunding Account Transfer                                                            0.00              0.00
100 Additional Principal Reduction                                                   880,208.66        880,208.66
                                                                                ---------------    --------------
101 Principal Remittance Amount                                                    3,406,049.81      3,406,049.81
102 Principal Payment Factor/1000                                                     12.804699         12.804699
103 Principal Factor                                                                 953.794036        953.794036

104 Prior Month Principal Factor                                                     966.598735        966.598735

------------------------------------------------------------------------------------------------------------------------------------


                                               ALLIANCE FUNDING COMPANY
                                        by SUPERIOR BANK - FSB SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                     1998-2 Group 2

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for October 26, 1998, the Remittance date.

                                              Period Ended: October 1, 1998
----------------------------------------------------------------------------------------------------------------------
      1 Total Actual Principal Collections                                              1,874,088.39
      2 Total Actual Interest Collections                                               1,493,641.30
      3      Less: Service Fees Previously Remitted                                        94,580.62
      4 Additional Proceeds                                                                     0.00
                                                                                        ------------
      5      Total Collections:                                                         3,273,149.07

      6 Pre-Funding Account Transfer                                                            0.00
      7 Interest Coverage Account Transfer                                                     38.27
                                                                                        ------------
      8 Aggregate Amount Received:                                                      3,273,187.34

        Monthly Advance
      9      Interest Advance                                                             191,262.23
     10      Compensating Interest                                                          3,454.36
     11      Amounts Held for Future Distributions                                              0.00
     12 Reserve Withdrawal Per Sec. 6.08 VII                                                    0.00
                                                                                        ------------
     13 Available Remittance Amount:                                                    3,467,903.93

     14      Less: Service Fees                                                                 0.00
     15      Less: Expense Account Deposit                                                  4,769.73
     16      Cross Collateral Deposit                                                           0.00
                                                                                        ------------
     17 Adjusted Remittance Amount:                                                     3,463,134.20

        Remaining Amount Available:

     18      Adjusted Remittance Amount                                                 3,463,134.20
     19      Insured Payments                                                                   0.00
     20           Monthly Premium @ 12 bp
                     due Certificate Insurer                                               19,078.93
     21      Class Remittance Amounts                                                   3,444,055.27
     22      Cross Collateral Withdrawal                                                        0.00
     23      Non-Recoverable Advances not
                  Previously Reimbursed                                                         0.00
                                                                                        -------------
     24 Total Remaining Amount Available:                                                       (0.00)
                                                                                        =============

        Amount of Reimbursements Pursuant to Sec. 5.04

     25      Servicing Fee                                                                      0.00
     26      Monthly Advances and Servicer Advances                                             0.00
     27      Other Mortgage Payments                                                            0.00
     28      Interest Earned on P&I Deposits                                                    0.00
     29      Additional Servicing Compensation                                                  0.00

----------------------------------------------------------------------------------------------------------------



                                               ALLIANCE FUNDING COMPANY
                                        by SUPERIOR BANK - FSB SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                     1998-2 Group 2

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for October 26, 1998, the Remittance date.

                                              Period Ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Total                   Class 2-A             Class R
                                                                       -----                   ---------             -------
     30           Number of Loans                                              1810
     31 Original Principal Balance                                   198,777,355.08          198,777,355.08
     32 Original Pre-Funding Account Balance                                   0.00                    0.00
     33 Initial Overcollateralization                                  6,114,005.18            6,114,005.18
     34 Realized Losses, LTD                                                   0.00                    0.00
     35 Carryforward Amount                                                    0.00                    0.00
     36 Aggregate Unpaid Principal Balance of Delinquent
           Loans Repurchased per Sec. 5.11                                     0.00                    0.00
                                                                     --------------          --------------
     37 Opening Class Principal Balance                              192,663,349.90          192,663,349.90
     38           Pool Factor per Loan Balance                           99.8881181%             99.8881181%
     39           Pool Factor per Class Balance                         100.0000000%            100.0000000%
     40 Excess Spread                                                          0.00                                    0.00
     41 Additional Principal due Class A                                 617,052.61              617,052.61
     42 Cross Collateral Deposit                                               0.00                    0.00
     43 Cross Collateral Withdrawal                                            0.00                                    0.00
     44 Interest Remittance                                              952,914.27              952,914.27
     45 Available Funds Cap Carry Forward                                      0.00                    0.00
                   Distribution (see schedule C)

        PRINCIPAL ADDITIONS:
     46           Number of Loans                                                 0
     47           Transfers from Pre-Funding Account                           0.00                    0.00

        PRINCIPAL REDUCTIONS:
     48           Prepayments - Number                                           13                      13
     49           Prepayments - Dollar                                 1,646,956.08            1,646,956.08
     50           Delinquent Loans Repurchased - Number                           0                       0
     51           Delinquent Loans Repurchased - Dollar                        0.00                    0.00
     52           Net Liquidation Proceeds                                     0.00                    0.00
     53           Curtailments                                           139,800.00              139,800.00
     54           Normal and Excess Payments                              87,332.31               87,332.31
     55           Pre-Funding Account Transfer                                 0.00                    0.00
                                                                     --------------          --------------
     56 Total Principal Remittance                                     1,874,088.39            1,874,088.39
     57 Additional Principal Reduction                                   617,052.61              617,052.61
                                                                     --------------          --------------
     58 Total Remittance                                               3,444,055.27            3,444,055.27            0.00
                                                                     ==============          ==============            ====
     59 Carryforward Amount                                                    0.00
     60 Current Month Realized Loss - Number                                      0                                       0
     61 Current Month Realized Loss - Dollar                                   0.00                                    0.00

        Class Principal Balance - EOM
     62           Number of Loans                                 #            1797
     63 Closing Loan Balance                                         196,903,266.69          196,903,266.69
     64 Pre-Funding Account Balance                                            0.00                    0.00
     65 Additional Principal Reduction, LTD                            6,731,057.79            6,731,057.79
     66 Realized Losses, LTD                                                   0.00                    0.00
     67 Carryforward Amount                                                    0.00                    0.00
     68 Aggregate Unpaid Principal Balance of Delinquent
           Loans Repurchased per Sec. 5.11                                     0.00                    0.00
                                                                     --------------          --------------
     69 Closing Class Principal Balance                              190,172,208.90          190,172,208.90
     70           Pool Factor per Loan Balance                           98.9463652%             98.9463652%
     71           Pool Factor per Class Balance                          95.5639241%             95.5639241%
------------------------------------------------------------------------------------------------------------------------------------



                                               ALLIANCE FUNDING COMPANY
                                        by SUPERIOR BANK - FSB SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                     1998-2 Group 2

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for October 26, 1998, the Remittance date.

                                              Period Ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Total                Class A1
                                                                       -----                --------

     72 Weighted Note Rate - This Remittance:                       10.26523%
     73 Weighted Note Rate - Next Remittance:                       10.27078%

     74 Available Cap Carry Foward Amount - This Remittance:           0.00
                          (see schedule C)

     75 Pass-Through Rate:                                           5.74375%              5.74375%

     76 Related Remittance Period:                                  25-Sep-98                thru               25-Oct-98
     77 Days in Related Period:                                         31

     78 Weighted Average Remaining Term                              354.05

     79 Original Pool - Principal Balance                           124,023,590.83          124,023,590.83
     80 Original Pool - Pre-Funding Account Balance                  79,228,918.11           79,228,918.11
     81 Original Pool - Initial Overcollateralization                 4,252,508.94            4,252,508.94
                                                                    --------------          ---------------
     82 Original Pool - Class Principal Balance                     199,000,000.00          199,000,000.00
     83 Original Pool - Number of Loans                                1135


-----------------------------------------------------------------------------------------------------------------------------------

        CLASS A OVERCOLLATERALIZATION RECONCILIATION
        --------------------------------------------
                                                                   Beginning of Month         Current Month      End of Month
                                                                   ------------------         -------------      ------------
     84 Initial Overcollateralization                                 6,114,005.18              617,052.61       6,731,057.79
     85 Cross Collateral Deposits, LTD                                        0.00                    0.00               0.00
     86 Less:  Realized Losses, LTD                                           0.00                    0.00               0.00
                                                                    --------------          ---------------    ---------------
     87 Overcollateralization of Principal                            6,114,005.18              617,052.61       6,731,057.79

     88 Base Overcollateralization Requirement                                                                  12,195,150.54
     89 Required Overcollateralization                                                                          12,195,150.54

        CURRENT MONTH SUBORDINATED AMOUNT                          Beginning of Month        Current Month       End of Month
        --------------------------------                           ------------------        -------------       ------------
     90 Original Subordinated Amount                                 26,422,826.16           N/A                26,422,826.16
     91 Less: Cumulative Realized Losses                                      0.00                    0.00               0.00
     92 Plus: Cumulative Additional Proceeds                                  0.00                    0.00               0.00
                                                                    --------------          ---------------    ---------------
     93 Current Subordinated Amount                                  26,422,826.16                              26,422,826.16
     ==                                                             ==============                             ==============

        NONRECOVERABLE ADVANCE RECONCILIATION
        -------------------------------------
     94 Beginning of Month                                                    0.00
     95 Current Month Nonrecoverable Advance                                  0.00
     96 Less: Current Month Reimbursment                                      0.00
                                                                     -------------
     97 End of Month                                                          0.00
                                                                           =============

------------------------------------------------------------------------------------------------------------------------------------



                                               ALLIANCE FUNDING COMPANY
                                        by SUPERIOR BANK - FSB SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                     1998-2 Group 2

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for October 26, 1998, the Remittance date.

                                              Period Ended: October 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Class
                                                                                                       A1
                                                                                                     ------
     98 Total Class Principal - Original Pool                           $199,000,000.00         $199,000,000.00
     99 Interest Remittance Amount                                           952,914.27              952,914.27
    100 Interest Rate Factor / 1000                                            4.788514                4.788514

    101 Total Principal Collections                                        1,874,088.39            1,874,088.39
    102 Prefunding Account Transfer                                                0.00                    0.00
    103 Additional Principal Reduction                                       617,052.61              617,052.61
                                                                         --------------         ---------------
    104 Principal Remittance Amount                                        2,491,141.00            2,491,141.00
    105 Principal Payment Factor/1000                                         12.518296               12.518296
    106 Principal Factor                                                     955.639241              955.639241

    107 Prior Month Principal Factor                                         968.157537              968.157537
------------------------------------------------------------------------------------------------------------------------------------